Exhibit 23.1


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8
(File No. 33-15694).


                              /s/ Arthur Andersen LLP

San Antonio, Texas
December 27, 1999